UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
AMENDMENT No. 1 to CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
April 21, 2006

FRANKLIN ELECTRIC CO., INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

INDIANA	0-362	35-0827455

(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

400 EAST SPRING STREET BLUFFTON, INDIANA	46714

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(260) 824-2900

(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

No Change

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Preliminary Note
This Form 8-K/A amends the Form 8-K filed by Franklin Electric Co., Inc. on April 21, 2006 (the “Original 8-K”), announcing the completion of the acquisition of Little Giant Pump Company (the “Company”) on April 21, 2006.  The purpose of this Form 8-K/A is to file as part of the Original 8-K the audited financial statements of the Company as of December 31, 2005, the unaudited financial statements of the Company as of the first quarter 2006, and the Company’s unaudited pro forma combined condensed financial statements, as of and for, the year ended December 31, 2005 and, as of and for, the first quarter ended 2006, for which these statements reflect the pro forma effects of the acquisition of Little Giant Pump Company by Franklin Electric Co., Inc.

Item 9.01 Financial Statements and Exhibits

(a)           Financial Statements of Little Giant Pump Company — Year ended December 31, 2005

The following financial statements of Little Giant Pump Company are being filed with this report as Exhibit 99.2:

Report of Independent Auditors

Balance Sheet as of December 31, 2005

Statement of Income for the year ended December 31, 2005

Statement of Retained Earnings for the year ended December 31, 2005

Statement of Cash Flows for the year ended December 31, 2005

Notes to Financial Statements

Financial Statements of Little Giant Pump Company — First quarter ended 2006 (unaudited)

The following financial statements of Little Giant Pump Company are being filed with this report as Exhibit 99.3:

Balance Sheet as of March 31, 2006 (Unaudited)

Statement of Income for the first quarter ended 2006 (Unaudited)

Statement of Cash Flows for the first quarter ended 2006 (Unaudited)

Notes to Financial Statements

(b)          Unaudited Pro Forma Financial Information

The following pro forma financial information is being filed with this report as Exhibit 99.4:

Unaudited Pro Forma Combined Condensed Balance Sheet for the first quarter ended 2006

Unaudited Pro Forma Combined Condensed Statement of Income for the year ended December 31, 2005

Unaudited Pro Forma Combined Condensed Statement of Income for the first quarter ended 2006

Notes to Unaudited Pro Forma Combined Condensed Financial Statements

(c)           Exhibits

Exhibit No. Description

2.2    Consent of Independent Registered Public Accounting Firm

99.1   Press release dated April 21, 2006 regarding the acquisition of Little Giant Pump Company

99.2                           Financial statements of Little Giant Pump Company - December 31, 2005

99.3                           Unaudited Financial statements of Little Giant Pump Company - First quarter ended 2006

99.4                           Unaudited Pro Forma Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FRANKLIN ELECTRIC CO., INC.
(Registrant)

Date: July 31, 2006	By: /s/ Thomas J. Strupp
Thomas J. Strupp
Vice President, Chief Financial Officer
and Secretary (Principal Financial and
Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

2.2	Consent of Independent Registered Public Accounting Firm

99.1	Press release dated April 21, 2006 regarding the acquisition of Little Giant Pump Company (incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K dated April 21, 2006)

99.2	Financial Statements of Little Giant Pump Company — December 31, 2005

99.3	Unaudited Financial Statements of Little Giant Pump Company — First quarter ended 2006

99.4	Unaudited Pro Forma Financial Information